                                                               EXECUTION VERSION

                      FIRST SUPPLEMENT TO CREDIT AGREEMENT

     FIRST SUPPLEMENT TO CREDIT AGREEMENT, dated as of February 1, 2005 (as amended, supplemented and otherwise modified from time to time, this
"Amendment"), to the Amended and Restated Credit Agreement (as amended, supplemented and otherwise modified from time to time, the "Agreement") dated as of June 1, 2004 and amended and restated as of February 1, 2005, in each case among Henley Maritime Corp., a company existing under the laws of the Marshall
Islands (together with its successors and assigns, "Henley"), Vernon Maritime
Corp., a company existing under the laws of the Marshall Islands (together with its successors and assigns, "Vernon"), Arden Maritime Corp., a company existing under the laws of the Marshall Islands (together with its successors and assigns, "Arden"), Oldcastle Shipping Corp., a company existing under the laws of the Marshall Islands (together with its successors and assigns, "Oldcastle"
and together with Henley, Vernon, and Arden and each other Person which may hereafter execute and deliver a supplement thereto in form and substance satisfactory to the Agent and the Lenders, each a "Borrower" and together the
"Borrowers"), TBS International Limited, a company existing under the laws of
Bermuda, as Guarantor (together with its successors and assigns, "TBS" or the
"Guarantor"), GMAC Commercial Finance LLC, a Delaware limited liability company,
("GMAC CF") and each other financial institution which may hereafter execute and deliver an Assignment and Acceptance with respect to this Supplement pursuant to
Section 10.11 of the Agreement (any one individually, a "Lender", and collectively, the "Lenders"), and GMAC CF, as administrative agent on behalf of the Lenders (when acting in its capacity as administrative agent under this
Supplement or under any other Transaction Document, herein referred to, together with any successor administrative agent, as the "Agent").

                              PRELIMINARY STATEMENT

     WHEREAS, the Lenders may, in their sole discretion and on terms and conditions acceptable to the Lenders, make Additional Loans available to the
Borrowers for the purpose of acquiring, directly or through one or more
Wholly-Owned Subsidiaries of the Guarantor, one or more additional Vessels.

     WHEREAS, Oldcastle has become a "Borrower" and a "Credit Party" under the
Agreement and the other Transaction Documents and has assumed all of the obligations of a "Borrower" and a "Credit Party" thereunder.

     WHEREAS, Oldcastle and the other Borrowers desire to, jointly and severally, obtain an Additional Loan from the Lenders in an aggregate amount up to Seven Million Five Hundred Thousand Dollars ($7,500,000) to acquire the Taino
Maiden registered under the Panamanian flag at the port of Manila, The
Philippines, under Official Number 8866 (together with any share or interest therein and her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, equipment, spare parts, gear, outfit, fuel, consumable or other stores, belongings and all other appurtenances thereunto appertaining or belonging, and any and all additions, improvements and replacements hereafter made in, on or to said vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid and appurtenances whether on board or not and whether now owned or hereafter acquired, the "Taino Maiden").

     WHEREAS, in order to induce the Lenders to make such Additional Loan to the
Borrowers, the Guarantor wishes to confirm its agreement to guarantee the
Obligations of the Borrowers hereunder and under the other Transaction
Documents, including, without limitation, any and all Obligations concerning the
Taino Maiden.

     WHEREAS, the Borrowers have agreed to grant to the Agent on its behalf and on the behalf of the Lenders a first priority, perfected security interest in the Collateral (including, without limitation, the Taino Maiden to secure such
Additional Loan and the other Obligations under the Agreement and the other
Transaction Documents.

     WHEREAS, the Lenders are willing to make such Additional Loan in an amount up to Seven Million Five Hundred Thousand Dollars ($7,500,000) pursuant to this
Supplement and upon the terms and subject to the conditions set forth herein and the other Transaction Documents and in reliance on the representations and warranties set forth herein and the other Transaction Documents.

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, and for good and valuable consideration, the receipts and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Capitalized terms used herein, but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. All terms defined in this
Supplement shall have the defined meanings when used in any agreement, certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Article I of the Agreement shall apply, mutatis mutandis, to this Supplement.

                                   ARTICLE II
                                 ADDITIONAL LOAN

     (a) The Borrowers have irrevocably delivered a Drawdown Request to the
Agent at least two (2) Business Days prior to the Drawdown Date specified therein and such Drawdown Request is attached hereto as Annex A. Each Lender, relying upon each of the representations and warranties of the Credit Parties in this Supplement and the other Transaction Documents (made as of the date hereof except for those that expressly relate to a particular date) and the guaranty of the Guarantor, hereby severally and not jointly agrees with each Borrower that, upon satisfaction of the conditions precedent set forth in Article III hereof and subject to and upon the terms and conditions of this Supplement, it will, on the Drawdown Date specified in the attached Drawdown Request, make an Additional
Loan in the principal amount of Seven Million Five Hundred Thousand Dollars
($7,500,000) available to Oldcastle and the other Borrowers to finance the purchase of the Taino Maiden. Such Additional Loan shall be in an aggregate amount not to exceed each Lender's Loan Commitment ratably with the other
Lenders according to their respective Loan Commitments.

     (b) The Borrowers shall pay principal of and interest on such Additional
Loan on each Payment Date. Each Borrower shall repay such Additional Loan and all other outstanding

                                       -2-

Loans (subject to such reduction and prepayments as hereinafter set forth)
together with all Obligations then due and payable on the Maturity Date.

     (c) Such Additional Loan shall bear interest on the outstanding principal amount thereof and, subject to the terms of this Agreement relating to prepayments of Loans and the acceleration of maturities, such interest shall be due on each Payment Date and on the Maturity Date at a rate per annum equal to the daily average Floating Interest Rate for the period from the date when made and continued until paid in full. The Floating Interest Rate for such Additional
Loan shall be the rate per annum equal to the sum of (x) the Adjusted LIBOR for the related Interest Period, plus (y) three and seven-tenths percent (3.70%).

     (d) The Additional Loan Commitment in respect of such Additional Loan shall be permanently reduced on each Additional Loan Reduction Date in accordance with
Schedule 1 hereto. If, on any Payment Date, the outstanding principal amount of such Additional Loan and the other Loans as of such date exceeds the Aggregate
Loan Commitment (as scheduled to be reduced on such Payment Date), then the
Borrowers shall, on such Payment Date, make a mandatory repayment of the Loans equal to the Reduction Amount.

     (e) As long as no Default or Event of Default has occurred and is continuing, each Borrower shall have the right, upon sixty (60) days prior written notice to the Agent and the Lenders, to prepay on any Payment Date the aggregate outstanding principal balance (but not less than the entire aggregate outstanding principal balance, subject to the next succeeding sentence) of all
Loans together with the Make-Whole Amount therefor. With the prior written consent of the Agent and as long as no Default or Event of Default has occurred and is continuing, Oldcastle shall have the right to prepay on any Payment Date the outstanding principal balance of the Additional Loan, together with the
Make-Whole Amount therefor. For purposes of determining the Make-Whole Amount for the Additional Loan, "Make-Whole Amount" shall mean a prepayment premium equal to (i) three percent (3.0%) of the principal amount prepaid if prepaid during the period from the Drawdown Date specified in Annex A hereto to the first anniversary of such Drawdown Date, (ii) two percent (2.0%) of the principal amount prepaid if prepaid during the period from the first anniversary of such Drawdown Date to the second anniversary of such Drawdown Date, (iii) one percent (1.0%) of the principal amount prepaid if prepaid during the period from the second anniversary of such Drawdown Date to the third anniversary of such
Drawdown Date, and (iv) zero percent (0.0%) of the principal amount prepaid if prepaid after the third anniversary of such Drawdown Date.

     (f) Upon issuance of the Additional Loan Note representing such Additional
Loan, the Agent shall register GMAC Commercial Finance LLC and its successors and assigns as the registered holder of such Additional Loan Note in the
Register. The Agent is irrevocably authorized by the Borrowers to endorse such
Additional Loan Note and the Agent's record shall be conclusive absent manifest error; provided, however, that the failure of the Agent to make, or an error in making, any such recordation or; notation with respect to such Additional Loan shall not limit or otherwise affect the Obligations of the Borrowers hereunder, thereunder or under the Transaction Documents.

                                       -3-

                                   ARTICLE III
                             CONDITIONS TO DRAWDOWN

     The obligation of the Lenders to make an Additional Loan hereunder available to any Borrower under this Supplement shall be expressly subject to the following conditions precedent (except that condition (b)(xiii) of this
Article III shall be a condition subsequent):

     (a) the Agent shall have received the following documents in form and substance satisfactory to the Agent and its legal advisor:

          (i) copies, certified as true and complete by an officer of each
     Credit Party, of the resolutions of each Credit Party evidencing approval of this Supplement, the Additional Loan Note and the other Transaction
     Documents to which it is a party or by which it is bound and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, or other evidence of such approvals and authorizations;

          (ii) copies, certified as true and complete by an officer of each
     Credit Party, of all documents evidencing any other necessary action
     (including actions by such parties thereto other than the Credit Parties as may be required by the Agent), approvals or consents with respect to the
     Transaction Documents;

          (iii) copies, certified as true and complete by an officer of
     Oldcastle, of the certificate of incorporation and bylaws or the certificate of formation and operating agreement (or equivalent instruments) thereof;

          (iv) certificate of the Secretary of the Guarantor certifying that it legally and beneficially owns, directly all of the issued and outstanding
     Equity Interests of Technotrade, that Technotrade legally and beneficially owns, directly all of the issued and outstanding Equity Interests of
     Westbrook and that Westbrook legally and beneficially owns directly all of the issued and outstanding Equity Interests of each of the Borrowers, and that such Equity Interests are free and clear of any liens, claims, pledges or other encumbrances whatsoever;

          (v) certificate of the Secretary of Oldcastle, certifying as to the record ownership of all of its issued and outstanding Equity Interests;

          (vi) certificates of the jurisdiction of organization of each Borrower as to the good standing thereof;

          (vii) an executed copy of bill of sale for the Vessel; and

          (viii) each pooling agreement to which Oldcastle or TBS is a party or the Taino Maiden is subject, and each management agreement or technical agreement to which Oldcastle or TBS is a party or the Taino Maiden is subject that affects or relates to, or may affect or relate to, the Taino
     Maiden, and each charter to which Oldcastle or TBS is a party or the Taino
     Maiden is subject that affects or relates to, or may affect or relate to,
     Taino Maiden;

                                       -4-

     (b) the Agent shall have received evidence satisfactory to the Agent and its legal advisor that:

          (i) the Taino Maiden is in the sole and absolute ownership of
     Oldcastle as set forth in Schedule 4.20 to the Agreement and duly registered in the name of Oldcastle under the flag of an Approved
     Jurisdiction, unencumbered, save and except for the Mortgage recorded against it and Permitted Encumbrances;

          (ii) (A) the Mortgage on the Taino Maiden has been properly filed and recorded under the laws of Panama and constitutes a first priority ship mortgage effective against third parties, subject only to Permitted
     Encumbrances and (B) the Filipino Bareboat Charters have been properly recorded under the laws of the Philippines and each Approved Jurisdiction has consented to the dual-flagging of each Vessel in the Philippines;

          (iii) except as otherwise disclosed to the Agent in writing, the Taino
     Maiden is classed in the highest classification and rating for vessels of the same age and type with the respective classification society as set forth in Schedule 4.20 to the Agreement without any outstanding conditions or recommendations affecting class except as set forth in Schedule 4.22 to the Agreement;

          (iv) each Person that may have a Lien on the Taino Maiden has subordinated its Lien to the Lien of the Agent;

          (v) all necessary governmental or regulatory approvals, licenses and authorities which are necessary to the operation of the Taino Maiden have been obtained from each applicable Governmental Authority;

          (vi) the Taino Maiden is insured in accordance with the provisions of the related Mortgage and the requirements thereof in respect of such insurances have been complied with;

          (vii) evidence (in form and substance satisfactory to the Agent) of the actual purchase price of the Taino Maiden;

          (viii) an SSY evaluation of the Taino Maiden, by a marine surveyor designated by the Agent, as of a date not more than ninety days prior to
     Drawdown Date specified in the Drawdown Request attached hereto and a satisfactory review of the Taino Maiden by the Lender's asset manager;

          (ix) with respect to the Taino Maiden, a legal, valid, binding and enforceable Filipino Bareboat Charter between Henley and Viking, Memorandum of Three Party Agreement by and among Viking, Henley and PacRim and an assignment of such Filipino Bareboat Charter, such Memorandum of Three
     Party Agreement and any other charter in respect of the Taino Maiden;

          (x) an acknowledged Notice (as defined in the Assignment of Earnings and Insurances) from Viking;

                                       -5-

          (xi) a Safety Management Certificate and Document of Compliance
     pursuant to Section 6.20(b);

          (xii) an original Certificate of Ownership and Encumbrance; and

          (xiii) within thirty (30) days from the Drawdown Date for the
     Additional Loan, a survey and inspection report on the Taino Maiden that is satisfactory to the Agent in its sole discretion;

     (c) each Borrower shall have duly executed and delivered this Supplement, the Agreement, the Additional Loan Note, the Initial Loan Note and the other
Transaction Documents to which it is a party, TBS shall have duly executed and delivered this Agreement, the Assignment of Earnings and Insurances, the
Security Documents and the other Transaction Documents to which it is a party,
Westbrook will have executed the Pledge Agreement and each other Transaction
Document to which it is a party; and the Liners, PacRim, Transworld Cargo
Carriers S.A., TBS Shipping Services Inc. and Roymar Ship Management, Inc. shall have executed and delivered the Assignment of Earnings and Insurances.

     (d) Westbrook shall have delivered certificates representing the Equity
Interests subject to the Pledge Agreement to the Agent, together with executed and undated stock powers with respect thereto, and all other documents required to be delivered pursuant to the Pledge Agreement.

     (e) Oldcastle shall each have duly executed and delivered the following documents:

          (i) the Mortgage with respect to the Taino Maiden;

          (ii) an Assignment of Earnings and Insurances with respect to the
     Taino Maiden;

          (iii) Uniform Commercial Code Financing Statements for filing with the appropriate jurisdictions necessary to perfect the security interest of the
     Agent for the benefit of the Lenders in and to the Collateral; and

          (iv) such other documents as may be required to perfect the security interest of the Agent, on behalf of the Lenders, in the Collateral in such jurisdictions as may be appropriate;

     (f) the Agent shall have received a certificate from an Executive Officer of each of the Borrowers and the Guarantor to the effect that each of the
Borrowers and the Guarantor are in compliance with the conditions precedent set forth in this Supplement and the Agreement, that the representations and warranties of each of the Borrowers and the Guarantor are true and correct in all material respects on and as of the date of the Additional Loan is made hereunder as though such representations and warranties were made on and as of such date (except in the case of any representation or warranty that expressly speaks as to an earlier date), no event has occurred or will occur as a result of the making of the Additional Loan that constitutes or will constitute a
Default or an Event of Default and the aggregate principal amount of all outstanding

                                       -6-

Loans (after giving effect to the making of such Additional Loan) will not exceed the Aggregate Loan Commitment;

     (g) the Agent shall have received evidence that no Credit Party or any of its Subsidiaries is subject to any Environmental Claim which could reasonably be expected to result in a Material Adverse Change;

     (h) the Agent shall have received payment in full of all fees and expenses due on or before the Restatement Date to the Agents and the Lenders, or such fees and expenses shall be paid directly from the Additional Loan proceeds on the Restatement Date;

     (i) the Agent shall have received evidence satisfactory to the Agent and to its legal advisor that, save for the liens created by the Mortgages and the
Assignments of Earnings and Insurances, there ate no liens, charges or encumbrances of any kind whatsoever on the Taino Maiden or on their respective earnings except for Permitted Encumbrances and, with respect to the other
Collateral, there are no liens, charges or encumbrances of any kind whatsoever;

     (j) the Agent and the Lenders shall have received the favorable written opinions of New York counsel to the Borrowers and the Guarantor dated the date such Additional Loan is made and in form and substance satisfactory to the Agent and its legal advisors, regarding certain corporate matters, enforceability, perfection and priority of security interests, and other matters as are customary for transactions to those described in the Transaction Documents;

     (k) the Agent and the Lenders shall have received a favorable written opinion of Panamanian counsel to the Borrowers, dated the date such Additional
Loan is made and in form and substance satisfactory to the Agent and its legal advisors, regarding perfection and priority of the mortgage and security interest of the Agent in the Taino Maiden and certain corporate matters and enforceability of those Transaction Documents governed by the laws of Panama;

     (l) Oldcastle shall have successfully acquired and possess good and marketable title to the Taino Maiden (subject to Permitted Encumbrances);

     (m) there shall have occurred no event that could result in a Material
Adverse Change, or prospect of material change in any Credit Party's structure, ownership, financial condition or operating trends since the Closing Date; and

     (n) the Agent shall have received any additional opinions, documents, appraisals, affidavits and/or certificates of one or more of the Borrowers, the
Guarantor or any other Person as it may reasonably require.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Each Credit Party represents and warrants that:

     (a) the Agent has received a complete and irrevocable Drawdown Request in accordance with the terms of Section 2.02 of the Agreement;

                                       -7-

     (b) that the representations and warranties set forth herein, in the
Drawdown Request attached hereto, Article IV of the Agreement and the other
Transaction Documents to which it is a party or is bound are true, correct and complete on and as of the date of such Drawdown Request and will be true and correct on and as of the Drawdown Date specified in such Drawdown Request as if made on such date (unless, in each case, such representation and warranty is expressly limited to an earlier date);

     (c) no change in any applicable laws, regulations, rules or in the interpretation thereof shall have occurred which make it unlawful for any Credit
Party to make any payment as required under the terms of the Transaction
Documents;

     (d) there are no, and there have not been any, amounts on deposit in the
Reinvestment Account since the Closing Date;

     (e) after giving effect to the borrowing made pursuant to such Drawdown
Request, the sum of the outstanding Loans will not exceed the Aggregate Loan
Commitment;

     (f) the Credit Parties have performed all agreements contained in the
Transaction Documents requited to be performed on or prior to the date thereof;

     (g) no proceeding is pending which would prohibit consummation of the transactions, contemplated by the Transaction Documents; and

     (h) no Default or Event of Default has occurred and is continuing.

                                    ARTICLE V
                                  MISCELLANEOUS

     (a) Ratification of Agreement. As supplemented by this Supplement and the
Drawdown Request attached as Annex 1 hereto, the Agreement (including, without limitation, the Guarantor's obligations under Article VIII of the Agreement) is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement and the Drawdown Request attached as Annex 1 hereto shall be read, taken and construed as one and the same instrument. Unless otherwise modified hereby, all terms and conditions of the Agreement shall apply to this
Supplement, including, without limitation, Sections 11.01, 11.04, 11.07, 11.22 and 11.26 of the Agreement.

     (b) Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the certificates, documents and/or instruments delivered pursuant hereto or a Transaction Document shall survive the making of the Loans and the execution and delivery of the Notes and shall continue in full force and effect so long as the Obligations remain outstanding; provided that any indemnity or reimbursement obligations of a Borrower or the Guarantor shall survive any termination of this Supplement.

     (c) Governing Law. This Supplement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law (except for Section 5-1401 and Section 5-1402 of the New York General Obligations Law).

                                       -8-

     (d) Costs and Expenses. In addition to the Agent's rights under Section
10.05 of the Agreement, the Guarantor and the Borrowers agree, whether or not the transactions contemplated hereby shall be consummated, to pay or reimburse the Agent within five (5) Business Days after demand for all costs, fees and/or expenses incurred by the Agent, including, without limitation, any and all costs, fees and/or expenses in connection with the evaluation, development, preparation, negotiation, delivery, administration, execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Supplement, any other Transaction Document and any other documents or instruments prepared in connection herewith (including any commitment letter and related documents preceding this Supplement) or therewith, and the consummation of the transactions contemplated hereby and thereby, including, in the case of any of the foregoing, attorney fees and expenses incurred by the Agent with respect hereto and thereto;

     (e) Waivers. No waiver of any of the provisions of this Supplement (1)
shall be valid unless evidenced by a writing executed by each party to be bound thereby, (2) shall be deemed or shall constitute a waiver of any other provision of this Supplement or any other provisions hereof (whether or not similar), or
(c) shall constitute a continuing waiver unless otherwise expressly provided. No delay on the part of the Agent or any Lender in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right or remedy preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on any Borrower or the Guarantor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances.

     (f) Separability of Provisions; Obligations Several. If any provision of this Supplement or any other Transaction Document should be deemed invalid under any applicable law, such provision shall be void and of no effect and shall cease to be a part of this Supplement or other Transaction Document without affecting the remaining provisions, which shall remain in full force and effect.
In the event that this Supplement, the Notes, any Transaction Document or any of
the documents or instruments which may from time to time be delivered hereunder or thereunder or any provision hereof or thereof shall be deemed invalidated by present or future law of any Governmental Authority of competent jurisdiction and binding authority, or if any third party shall fail or refuse to recognize any of the powers granted to the Agent hereunder when it is sought to exercise them, this shall not affect the validity and/or enforceability of all or any other parts of this Supplement, the Notes, any Transaction Document or such documents or instruments and, in any such case, the Credit Parties covenant and agree that, on demand, they will execute and deliver such other and further agreements and/or documents and/or instruments and do such things as the Agent in its sole discretion may deem to be necessary or advisable to carry out the true intent of this Supplement and of the obligations secured hereby.

     (g) Counterparts. This Supplement and any amendment, waivers, consents or supplements hereto may be executed in several counterparts, any by different parties hereto in different counterparts, each of which when so executed shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

     (h) Entire Agreement. This Supplement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or

                                       -9-

written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

     (i) Headings. Section and paragraph headings and the table of contents are not to be considered part of this Supplement, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof. Sections and paragraphs mentioned by number only are the respective sections and paragraphs of this Supplement. The use of the terms
"herein", "hereunder", "hereof", and like terms shall be deemed to refer to this entire Supplement and not merely to the particular provision in which the term is contained, unless the context clearly indicates otherwise.

     (j) Gender and Number. Words importing a particular gender mean and include every other gender and words importing the singular number mean and include the plural number and vice-versa.

     (k) Exhibits. Exhibits, Schedules and Annexes to this Supplement are an integral part of this Supplement.

     (l) No Third Parties Benefited. This Supplement is made and entered into for the sole protection and legal benefit of the Guarantor, each Borrower, the
Lenders, the Agent, and their permitted successors and assigns, and no other
Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Supplement or any of the other Transaction Documents. Neither the Agent nor any Lender shall have any obligation to any Person not a party to this Supplement or other Transaction
Documents.

     (m) TIME OF THE ESSENCE. TIME SHALL BE OF THE ESSENCE FOR THE CLOSING OF
THIS SUPPLEMENT AND EACH OF THE OTHER TRANSACTION DOCUMENTS AND THE FUNDING OF
THE INITIAL LOANS. THE CLOSING OF THIS SUPPLEMENT AND THE OTHER TRANSACTION
DOCUMENTS AND THE FUNDING OF THE INITIAL LOANS SHALL OCCUR NO LATER THAN
FEBRUARY 28, 2005.

     (n) Amendment Fee. Notwithstanding the Lenders' election to not require a fee pursuant to Section 11.04(c) of the Agreement, the parties hereto hereby confirm that the Lenders (in their sole discretion) may require each Credit
Party to jointly and severally pay a fee not less than 0.05% of the then outstanding principal balance of the Loans in connection with any waiver, amendment, supplement or other modification to the Agreement or any other
Transaction Document. The Lenders' election in connection with the execution and delivery of this Supplement is effective only in this particular instance and for the specific purpose for which it is made and shall not be construed as either a waiver of any right, power or privilege or a course of dealing giving rise to any obligation or condition with respect to any subsequent modifications, consents or waivers.

     (o) Additional Loan Commitment. Each Credit Party hereby acknowledges and agrees that, after giving effect to the transactions contemplated by this
Amendment, the remaining Additional Loan Commitment will not be advanced to any
Borrower until execution

                                      -10-

and delivery of a supplement to the Agreement in form and substance satisfactory to the Agent and the Lenders.

                            [SIGNATURE PAGE FOLLOWS]

                                      -11-

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         GMAC COMMERCIAL FINANCE LLC. as Agent
                                         and Lender

                                         By: /s/ Amina Kirtman
                                             -----------------------------------
                                             Name: AMINA KIRTMAN
                                             Title: VICE PRESIDENT

                                            FIRST SUPPLEMENT TO CREDIT AGREEMENT

                                         TBS INTERNATIONAL LIMITED,
                                         the Guarantor

                                         By: /s/ Tara DeMakes
                                             -----------------------------------
                                             Name: Tara DeMakes
                                             Title: Attorney in fact

                                         HENLEY MARINE CORP.,
                                         as a Borrower

                                         By: /s/ Tara DeMakes
                                             -----------------------------------
                                             Name:  Tara DeMakes
                                             Title: Attorney in fact

                                         VERNON MARITIME CORP.,
                                         as a Borrower

                                         By: /s/ Tara DeMakes
                                             -----------------------------------
                                             Name:  Tara DeMakes
                                             Title: Attorney in fact

                                         ARDEN MARITIME CORP.,
                                         as a Borrower

                                         By: /s/ Tara DeMakes
                                             -----------------------------------
                                             Name:  Tara DeMakes
                                             Title: Attorney in fact

                                         OLDCASTLE SHIPPING CORP.,
                                         as a Borrower

                                         By: /s/ Tara DeMakes
                                             -----------------------------------
                                             Name:  Tara DeMakes
                                             Title: Attorney in fact

                                            FIRST SUPPLEMENT TO CREDIT AGREEMENT

                                     ANNEX 1

                                DRAWDOWN REQUEST